                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 1999
                                                         -----------------

                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2
                       the SLM Student Loan Trust 1999-1
                       the SLM Student Loan Trust 1999-2
                     and the SLM Student Loan Trust 1999-3)

Delaware            33-95474/333-2502/333-24949/333-44465       23-2815650
--------            -------------------------------------       ----------
(State or other              (Commission File               (I.R.S. employer
Jurisdiction of              Numbers)                       Identification No.)
Incorporation)

                              7773 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500




                                  Page 1 of 5
                        Exhibit Index appears on Page 5

Item 5.           OTHER EVENTS

                  On December 21, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated December 21, 1999, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae") and Morgan Stanley & Co. Incorporated (the "Underwriter); (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter; and
(d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

                  On December 1 or December 28, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of December 28, 1999, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as Interim Eligible Lender Trustee; (c) the Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (d) the Indenture, dated as of December 1, 1999 (the "Indenture"), by and among the SLM Student Loan Trust 1999-3 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of December 28, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the Administration Agreement Supplement, dated as of December 28, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (g) the Servicing Agreement, dated as of December 28, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (h) the Paying Agent Agreement, dated December 28, 1999, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").



                                  Page 2 of 5
                        Exhibit Index appears on Page 5

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

                        1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

                        1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

                        1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

                        1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

                        4.1 Interim Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and the Interim Eligible Lender Trustee.

                        4.2 Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

                        4.3 Indenture, dated as of December 1, 1999, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                        99.1 Purchase Agreement, dated as of December 28, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                        99.2 Sale Agreement, dated as of December 28, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

                        99.3 Administration Agreement Supplement, dated as of December 28, 1999, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

                        99.4 Servicing Agreement, dated as of December 28, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                        99.5 Paying Agent Agreement, dated December 28, 1999, by and amongthe Eligible Lender Trustee, the Agent, and the Administrator.





                                  Page 3 of 5
                        Exhibit Index appears on Page 5

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 11, 2000

                                        SLM FUNDING CORPORATION

                                        By:      /s/ William M.E. Rachal, Jr.
                                              --------------------------------
                                        Name:    William M.E. Rachal, Jr.
                                        Title:   Treasurer and Controller



                                  Page 4 of 5
                        Exhibit Index appears on Page 5

                                INDEX TO EXHIBIT

                                                                                         Sequentially
         Exhibit                                                                         Numbered
         Number   Exhibit                                                                Page
         ------   -------                                                                ----

         1.1      Pricing Agreement relating to Student-Loan Backed Notes, dated
                  December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

         1.2      Pricing Agreement relating to Student-Loan Backed
                  Certificates, dated December 21, 1999, by and among SLM
                  Funding, Sallie Mae and the Underwriter.

         1.3 Underwriting Agreement relating to Student-Loan Backed Notes, dated December 21, 1999, by and among SLM Funding, Sallie Mae and the Underwriter.

         1.4      Underwriting Agreement relating to Student-Loan Backed
                  Certificates, dated December 21, 1999, by and among SLM
                  Funding, Sallie Mae and the Underwriter.

         4.1 Interim Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

         4.2 Trust Agreement, dated as of December 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

         4.3 Indenture, dated as of December 1, 1999, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

         99.1 Purchase Agreement, dated as of December 28, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and
                  Sallie Mae.

         99.2 Sale Agreement, dated as of December 28, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie
                  Mae.

         99.3     Administration Agreement Supplement, dated as of December 28,
                  1999, by and among the Trust, Sallie Mae, the Eligible Lender
                  Trustee, the Servicer, SLM Funding and the Indenture Trustee.

         99.4 Servicing Agreement, dated as of December 28, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender
                  Trustee and the Indenture Trustee.

         99.5 Paying Agent Agreement, dated December 28, 1999, by and among the Eligible Lender Trustee, the Agent, and the Administrator.


                                  Page 5 of 5
                        Exhibit Index appears on Page 5